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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08365

     Evergreen Select Fixed Income Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for 1 of its series, Evergreen International Bond Fund, for the year ended October 31, 2007. This 1 series has an October 31, fiscal year end.

Date of reporting period: October 31, 2007

Item 1 - Reports to Stockholders.

Evergreen International Bond Fund

Evergreen

INTERNATIONAL BOND FUND

Annual Report
as of October 31, 2007

Evergreen Investments℠
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
29	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen International Bond Fund for the twelve-month period ended October 31, 2007.

A durable, worldwide economic expansion helped foreign equity markets deliver solid returns and outperform domestic stocks during the twelve-month period, despite increased volatility in the closing months of the period. Late in the fiscal year, weakness in U.S. housing led to rapidly deteriorating conditions in the subprime mortgage market, raising anxieties in global equity and credit markets. These concerns prompted the U.S. Federal Reserve Board and other major central banks to intervene and inject additional liquidity into the capital markets. While these steps over the period’s final three months restored some measure of confidence, equity investors continued to watch warily for signs of economic weakness.

Foreign fixed income investments produced more modest, but still positive, returns, despite the widening influence on the credit markets from the problems in the U.S. housing and mortgage markets. The latter half of the period witnessed a general flight to quality in bond markets as investors sought out the highest quality securities, especially U.S. Treasuries and other sovereign debt. The U.S. dollar weakened against major foreign currencies, adding to the returns realized by U.S. investors in foreign markets.

Most foreign economies continued to surge ahead throughout the twelve-month period, propelled by explosive growth in China, India and other emerging markets, improving prospects in Europe and steady growth in the U.S. Among

LETTER TO SHAREHOLDERS continued

the major industrialized nations, only Japan’s economy exhibited any signs of sluggishness. Despite the problems in housing and subprime mortgages, the domestic economy also maintained its growth trajectory. Solid increases in exports and in business investment helped offset declining residential values. At the same time, steadily rising employment levels and moderately improving wages increased prospects that healthy consumer spending patterns would be sustained. Substantially exceeding expectations, U.S. Gross Domestic Product grew at an annual rate of 4.9% in the third quarter of 2007, significantly higher than the brisk 3.8% rate of the previous quarter. However, some signs of emerging economic weakness began to appear. Operating earnings of companies in the S&P 500 Index declined in the third quarter, principally because of dramatic write-downs taken by major corporations, predominately in the financials sector. Moreover, surging prices for oil, gold and most commodities, combined with the declining U.S. dollar, suggested some increased potential for rising inflation.

During the twelve-month period, the management teams for Evergreen’s global and international funds each focused on specific areas in global capital markets. Managers of Evergreen Global Large Cap Equity Fund and Evergreen Global Opportunities Fund, for example, looked at opportunities in both domestic and foreign stock markets. Evergreen Global Large Cap Equity Fund emphasized larger corporations, while Evergreen Global Opportunities Fund concentrated on mid cap and small cap growth stocks. In contrast, the team managing Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks. Meanwhile, managers of Evergreen

LETTER TO SHAREHOLDERS continued

Emerging Markets Growth Fund focused exclusively on developing economies, while the team supervising Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. At the same time, the London-based management team of Evergreen International Bond Fund invested in foreign fixed income markets, based on the analysis of economic fundamentals, interest-rate expectations and currency movements throughout the globe.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

FUND AT A GLANCE

as of October 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Sub-Advisor:

• Evergreen International Advisors

Portfolio Managers:

• Anthony Norris

• Peter Wilson

• Michael Lee

• Alex Perrin

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/15/1993

	Class A	Class B	Class C	Class I	Class IS
Class inception date	9/30/2003	9/30/2003	9/30/2003	12/15/1993	12/15/1993

Nasdaq symbol	ESIYX	ESIUX	ESIVX	ESICX	ESIBX

Average annual return*

1-year with sales charge	5.59%	5.08%	9.09%	N/A	N/A

1-year w/o sales charge	10.90%	10.08%	10.09%	11.14%	10.98%

5-year	8.25%	8.42%	8.70%	9.54%	9.29%

10-year	6.42%	6.65%	6.64%	7.06%	6.82%

Maximum sales charge	4.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, one of the original classes offered along with Class IS. Historical performance shown for Class I shares prior to 8/31/1998 is based on the performance of Class Y of the fund’s predecessor fund, CoreFund Global Bond Fund. Historical performance shown for Class IS prior to 8/31/1998 is based on the performance of Class A of the fund’s predecessor fund and reflects the 0.25% 12b-1 fee applicable to Class A at that time. The historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen International Bond Fund Class A shares versus a similar investment in the JPMorgan Global Government Bond Index Excluding U.S. (JPMGXUS) and the Consumer Price Index (CPI).

The JPMGXUS is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 10.90% for the twelve-month period ended October 31, 2007, excluding any applicable sales charges. During the same period, the JPMGXUS returned 9.94% .

The fund’s objective is to seek capital growth and current income.

From the start of the fund’s fiscal year, on October 31, 2006, through June 30, 2007, the markets continued to react to an outlook for steady growth in the global economy, with the smaller, higher-yielding bond markets with sound fundamentals continuing to outperform lower-yielding, slower growth markets. Both the U.S. dollar and the Japanese yen continued to decline in value and credit spreads remained tight. That background changed after June, however. Since then, the markets have been dominated by the fall out from the subprime mortgage problems in the U.S. and the spreading effects on liquidity in money markets. In this changed environment, credit spreads have widened, with lower-rated, higher-yielding sectors underperforming and liquidity in credit markets remaining thin. The need to liquidate assets has rolled into the foreign currency markets, where volatility has risen and profit-taking has occurred, benefiting both the yen and Swiss franc. Over the full twelve-month period, major currency moves, relative to the dollar, have included a 2% gain in the yen, a 9% gain in the British pound sterling, a 13% rise in the euro, an 18% gain in the Canadian dollar and a 20% gain in the Australian dollar. In local currencies, the U.S. market gained 5.47%, versus a 2.3% return in the Japanese market, 0% gains in both the United Kingdom and the European zone, a 1.6% gain in Canada and a 3.3% gain in Australia. Apart from the foreign exchange moves, the best-performing major bond market over the fiscal year was the United States. Some of the smaller bond markets, such as Hungary, Russia, South Africa and Mexico, however, provided superior returns. From the beginning of the period up to the end of June, better performance tended to come from higher yields, but that tendency was reversed after June 30. Over the twelve-month period shorter maturities gave superior returns relative to longer maturities. Despite pressure on spread sectors-which offer yield advantages or “spread” over high-grade securities-since June, all global spread sectors have out-performed Sovereign issues over the twelve-month period.

We consistently kept the fund’s duration underweight relative to the duration of the benchmark, giving the fund less price sensitivity to changes in interest rates. The portfolio maintained a weighting to the U.S. bond market until June, but this exposure was reduced after June in favor of European markets. We maintained overweights to both the markets and currencies of Australia, Canada, Mexico, New Zealand and Norway, while underweighting both the markets and currency of Europe and Japan. All exposure to the U.S. market was hedged to the euro. We also hedged some of the larger currency overweights forward into the yen to reduce the fund’s exposure to currency volatility. From a sector standpoint, at the end of the fiscal year, the fund had a 44% exposure to sovereign issues; a 25% exposure to quasi-sovereigns, such as government-guaranteed, supra-nationals and regional and provincial issues; a 21% exposure to investment grade, corporate issues; 6% to mortgages in Denmark; and 4% to high-yielding debt. The overall average credit rating of the fund as at the end of the fiscal year, on October 31, was AA+.

The fund’s overweight investments in the markets of Australia, Canada, Mexico, New Zealand, Norway and Hong Kong helped performance, as did the investments in quasi-sovereign bonds during the fiscal year. Also supporting results were the exposure to high quality corporate securities and the underweight duration strategy. Somewhat detracting from results, however, were the fund’s currency positioning and the cost of the hedge to the yen.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) to certain mutual fund wrap program clients of Wachovia Securities and of third-party broker/dealers when purchased through a clearing relationship with Wachovia Securities or an affiliate providing mutual fund clearing services, (3) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (4) to certain institutional investors, and (5) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

All data is as of October 31, 2007, and subject to change.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	5/1/2007	10/31/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,065.42	$ 4.95
Class B	$ 1,000.00	$ 1,060.59	$ 8.83
Class C	$ 1,000.00	$ 1,061.57	$ 8.83
Class I	$ 1,000.00	$ 1,066.16	$ 3.65
Class IS	$ 1,000.00	$ 1,064.67	$ 4.94
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,020.42	$ 4.84
Class B	$ 1,000.00	$ 1,016.64	$ 8.64
Class C	$ 1,000.00	$ 1,016.64	$ 8.64
Class I	$ 1,000.00	$ 1,021.68	$ 3.57
Class IS	$ 1,000.00	$ 1,020.42	$ 4.84

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.95% for Class A, 1.70% for Class B, 1.70% for Class C, 0.70% for Class I and 0.95% for Class IS), multiplied by the average account value over the period, multiplied by 184 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2007	2006	2005	2004	2003[1]

Net asset value, beginning of period	$ 10.54	$ 10.74	$ 11.41	$ 10.70	$10.73

Income from investment operations
Net investment income (loss)	0.43[2]	0.39	0.35[2]	0.40[2]	0.04[2]
Net realized and unrealized gains or losses on investments	0.71	(0.17)	(0.55)	0.82	(0.07)[3]

Total from investment operations	1.14	0.22	(0.20)	1.22	(0.03)

Distributions to shareholders from
Net investment income	(0.11)	0	(0.42)	(0.47)	0
Net realized gains	0	(0.02)	(0.05)	(0.04)	0
Tax basis return of capital	0	(0.40)	0	0	0

Total distributions to shareholders	(0.11)	(0.42)	(0.47)	(0.51)	0

Net asset value, end of period	$ 11.57	$ 10.54	$ 10.74	$ 11.41	$10.70

Total return[4]	10.90%	2.06%	(1.99%)	11.76%	(0.28%)

Ratios and supplemental data
Net assets, end of period (thousands)	$49,993	$90,166	$81,315	$28,922	$ 999
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	1.00%	1.09%	1.10%	1.14%	1.42%[5]
Expenses excluding waivers/reimbursements and
expense reductions	1.05%	1.11%	1.10%	1.14%	1.42%[5]
Net investment income (loss)	4.01%	3.70%	3.08%	3.68%	3.85%[5]
Portfolio turnover rate	106%	196%	86%	103%	46%

1 For the period from September 30, 2003 (commencement of class operations), to October 31, 2003.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio .

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2007	2006	2005	2004	2003[1]

Net asset value, beginning of period	$10.56	$10.75	$11.42	$10.69	$10.73

Income from investment operations
Net investment income (loss)	0.35[2]	0.31[2]	0.27[2]	0.32[2]	0.03[2]
Net realized and unrealized gains or losses on investments	0.70	(0.16)	(0.55)	0.85	(0.07)[3]

Total from investment operations	1.05	0.15	(0.28)	1.17	(0.04)

Distributions to shareholders from
Net investment income	(0.03)	0	(0.34)	(0.40)	0
Net realized gains	0	(0.02)	(0.05)	(0.04)	0
Tax basis return of capital	0	(0.32)	0	0	0

Total distributions to shareholders	(0.03)	(0.34)	(0.39)	(0.44)	0

Net asset value, end of period	$11.58	$10.56	$10.75	$11.42	$10.69

Total return[4]	10.08%	1.32%	(2.68%)	11.20%	(0.37%)

Ratios and supplemental data
Net assets, end of period (thousands)	$7,747	$9,157	$10,140	$5,766	$ 331
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	1.74%	1.81%	1.80%	1.84%	2.18%[5]
Expenses excluding waivers/reimbursements and
expense reductions	1.74%	1.81%	1.80%	1.84%	2.18%[5]
Net investment income (loss)	3.28%	2.96%	2.39%	2.99%	3.32%[5]
Portfolio turnover rate	106%	196%	86%	103%	46%

1 For the period from September 30, 2003 (commencement of class operations), to October 31, 2003.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio .

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2007	2006	2005	2004	2003[1]

Net asset value, beginning of period	$ 10.53	$ 10.73	$ 11.40	$ 10.69	$10.73

Income from investment operations
Net investment income (loss)	0.35[2]	0.31[2]	0.27[2]	0.32[2]	0.03[2]
Net realized and unrealized gains or losses on investments	0.71	(0.17)	(0.55)	0.84	(0.07)[3]

Total from investment operations	1.06	0.14	(0.28)	1.16	(0.04)

Distributions to shareholders from
Net investment income	(0.03)	0	(0.34)	(0.41)	0
Net realized gains	0	(0.02)	(0.05)	(0.04)	0
Tax basis return of capital	0	(0.32)	0	0	0

Total distributions to shareholders	(0.03)	(0.34)	(0.39)	(0.45)	0

Net asset value, end of period	$ 11.56	$ 10.53	$ 10.73	$ 11.40	$10.69

Total return[4]	10.09%	1.31%	(2.67%)	11.13%	(0.37%)

Ratios and supplemental data
Net assets, end of period (thousands)	$19,983	$26,057	$31,389	$13,676	$ 811
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	1.74%	1.81%	1.80%	1.84%	2.20%[5]
Expenses excluding waivers/reimbursements and
expense reductions	1.74%	1.81%	1.80%	1.84%	2.20%[5]
Net investment income (loss)	3.27%	2.96%	2.38%	2.98%	3.37%[5]
Portfolio turnover rate	106%	196%	86%	103%	46%

1 For the period from September 30, 2003 (commencement of class operations), to October 31, 2003.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 10.54	$ 10.73	$ 11.40	$ 10.69	$ 9.14

Income from investment operations
Net investment income (loss)	0.47	0.42[1]	0.38[1]	0.43[1]	0.48[1]
Net realized and unrealized gains or losses on investments	0.69	(0.16)	(0.55)	0.82	1.84

Total from investment operations	1.16	0.26	(0.17)	1.25	2.32

Distributions to shareholders from
Net investment income	(0.14)	0	(0.45)	(0.50)	(0.77)
Net realized gains	0	(0.02)	(0.05)	(0.04)	0
Tax basis return of capital	0	(0.43)	0	0	0

Total distributions to shareholders	(0.14)	(0.45)	(0.50)	(0.54)	(0.77)

Net asset value, end of period	$ 11.56	$ 10.54	$ 10.73	$ 11.40	$ 10.69

Total return	11.14%	2.45%	(1.71%)	12.04%	25.79%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,032,304	$943,309	$806,728	$427,959	$147,367
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	0.74%	0.81%	0.80%	0.84%	0.91%
Expenses excluding waivers/reimbursements and
expense reductions	0.74%	0.81%	0.80%	0.84%	0.91%
Net investment income (loss)	4.31%	3.98%	3.39%	3.96%	4.60%
Portfolio turnover rate	106%	196%	86%	103%	46%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS IS	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.55	$ 10.74	$ 11.41	$10.70	$ 9.16

Income from investment operations
Net investment income (loss)	0.42[1]	0.40	0.35[1]	0.40[1]	0.44[1]
Net realized and unrealized gains or losses on investments	0.72	(0.16)	(0.55)	0.83	1.86

Total from investment operations	1.14	0.24	(0.20)	1.23	2.30

Distributions to shareholders from
Net investment income	(0.10)	0	(0.42)	(0.48)	(0.76)
Net realized gains	0	(0.02)	(0.05)	(0.04)	0
Tax basis return of capital	0	(0.41)	0	0	0

Total distributions to shareholders	(0.10)	(0.43)	(0.47)	(0.52)	(0.76)

Net asset value, end of period	$11.59	$ 10.55	$ 10.74	$11.41	$10.70

Total return	10.98%	2.11%	(1.95%)	11.83%	25.48%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,417	$18,275	$20,158	$5,816	$2,297
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	1.00%	1.06%	1.05%	1.10%	1.18%
Expenses excluding waivers/reimbursements and
expense reductions	1.00%	1.06%	1.05%	1.10%	1.18%
Net investment income (loss)	3.86%	3.73%	3.13%	3.71%	4.18%
Portfolio turnover rate	106%	196%	86%	103%	46%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS 0.5%
FINANCIALS 0.5%
Consumer Finance 0.5%
Daimler Financial Services AG, 4.875%, 06/15/2010 (cost $5,434,567)	$5,500,000	$5,473,754

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN
CURRENCY INDICATED) 46.5%
CONSUMER DISCRETIONARY 0.4%
Media 0.4%
Central European Media Enterprise, Ltd., 8.25%, 05/15/2012 EUR	3,310,000	5,012,815

CONSUMER STAPLES 4.2%
Beverages 0.5%
Canandaigua Brands, Inc., 8.50%, 11/15/2009 GBP	2,925,000	6,217,749

Food & Staples Retailing 0.4%
Koninklijke Ahold NV, 5.875%, 03/14/2012 EUR	2,900,000	4,310,088

Household Products 1.5%
Procter & Gamble Co., 4.50%, 05/12/2014 EUR	11,450,000	16,293,255

Tobacco 1.8%
British American Tobacco plc, 5.75%, 12/09/2013 GBP	4,500,000	9,112,273
Gallaher Group plc, 4.50%, 04/02/2014 EUR	7,500,000	10,612,982

		19,725,255

ENERGY 1.7%
Oil, Gas & Consumable Fuels 1.7%
GAZPROM OAO:
5.36%, 10/31/2014 EUR	3,950,000	5,476,365
6.58%, 10/31/2013 GBP	1,350,000	2,743,435
Total Capital SA, 5.75%, 04/08/2011 AUD	6,000,000	5,281,855
Transco plc, 7.00%, 12/15/2008 AUD	6,500,000	5,989,664

		19,491,319

FINANCIALS 35.2%
Capital Markets 1.5%
Merrill Lynch & Co., Inc., 5.125%, 09/24/2010 GBP	4,500,000	9,037,664
Morgan Stanley, 5.375%, 11/14/2013 GBP	3,850,000	7,651,384

		16,689,048

Commercial Banks 17.9%
Australia & New Zealand Banking Group, Ltd., 6.50%, 01/25/2008 NZD	7,210,000	5,506,106
Bank Nederlandse Gemeenten, 5.50%, 07/20/2012 AUD	10,000,000	8,632,337
Eurofima, 5.50%, 09/15/2009 AUD	12,895,000	11,605,099
European Investment Bank:
4.50%, 01/14/2013 GBP	3,558,000	7,092,892
5.625%, 10/15/2010 EUR	4,800,000	7,207,194
5.75%, 09/15/2009 AUD	7,600,000	6,888,522
6.25%, 04/15/2014 GBP	3,640,000	7,920,019
6.50%, 09/10/2014 NZD	12,200,000	8,708,169
6.75%, 11/17/2008 NZD	8,475,000	6,402,770

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN
CURRENCY INDICATED) continued
FINANCIALS continued
Commercial Banks continued
Kommunalbanken AS, 4.125%, 06/03/2013 CAD	8,000,000	$8,168,598
Kreditanstalt für Wiederaufbau:
4.125%, 07/04/2017 EUR (p)	7,400,000	10,457,988
4.95%, 10/14/2014 CAD	29,535,000	31,594,164
6.00%, 07/15/2009 NZD	15,250,000	11,282,050
6.00%, 09/15/2009 AUD	2,200,000	1,995,065
Landwirtschaftliche Rentenbank:
4.25%, 11/16/2012 CAD	30,490,000	31,554,478
6.00%, 09/15/2009 AUD	10,240,000	9,278,531
Rabobank Australia, Ltd., 6.25%, 11/22/2011 NZD	2,914,000	2,088,816
Rabobank Nederland, 4.25%, 01/16/2017 EUR	16,400,000	23,094,364

		199,477,162

Consumer Finance 1.6%
American Express Credit Corp., 5.625%, 08/18/2009 GBP	3,000,000	6,161,697
HSBC Finance Corp., 7.00%, 03/27/2012 GBP	2,440,000	5,240,543
SLM Corp., 6.50%, 06/15/2010 NZD	2,500,000	1,725,086
Virgin Media Finance plc, 8.75%, 04/15/2014 EUR (p)	3,160,000	4,628,397

		17,755,723

Diversified Financial Services 7.6%
GE Capital Australia Funding, 6.00%, 06/15/2011 AUD	3,000,000	2,626,671
General Electric Capital Corp.:
5.75%, 01/18/2011 AUD	12,000,000	10,574,269
6.125%, 05/17/2012 GBP	10,500,000	21,974,577
Instituto de Credito Oficial, 5.375%, 03/17/2010 GBP	21,660,000	44,824,725
Lighthouse Group plc, 8.00%, 04/30/2014 EUR	3,480,000	5,246,862

		85,247,104

Insurance 1.3%
AIG SunAmerica, Inc., 5.625%, 02/01/2012 GBP	6,000,000	12,191,172
Travelers Insurance Co., 6.00%, 04/07/2009 AUD	2,000,000	1,817,285

		14,008,457

Thrifts & Mortgage Finance 5.3%
Nykredit, 5.00%, 10/01/2035 DKK	64,988,946	12,215,185
Realkredit Danmark, 4.00%, 10/01/2035 DKK	168,599,581	29,341,939
Totalkredit, FRN, 4.90%, 01/01/2015 DKK	91,122,602	17,949,530

		59,506,654

INDUSTRIALS 1.1%
Aerospace & Defense 0.4%
Bombardier, Inc., 7.25%, 11/15/2016 EUR	3,260,000	4,824,619

Machinery 0.7%
Harsco Corp., 7.25%, 10/27/2010 GBP	2,500,000	5,383,441
Savcio Holdings, Ltd., 8.00%, 02/15/2013 EUR	1,800,000	2,639,684

		8,023,125

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN
CURRENCY INDICATED) continued
INFORMATION TECHNOLOGY 0.3%
Office Electronics 0.3%
Xerox Corp., 9.75%, 01/15/2009 EUR	2,293,000	$3,516,078

MATERIALS 1.0%
Chemicals 0.2%
BOC Group, 5.875%, 04/29/2009 GBP	1,187,000	2,458,460

Containers & Packaging 0.4%
Owens-Brockway Glass Containers, Inc., 6.75%, 12/01/2014 EUR	1,500,000	2,137,352
Owens-Illinois European Group BV, 6.875%, 03/31/2017 EUR	1,500,000	2,111,313

		4,248,665

Metals & Mining 0.4%
Anglo American plc, 5.125%, 12/15/2010 GBP	2,000,000	4,059,566

TELECOMMUNICATION SERVICES 2.2%
Diversified Telecommunication Services 2.2%
France Telecom:
7.25%, 01/28/2013 EUR	6,600,000	10,556,739
7.50%, 03/14/2011 GBP	4,000,000	8,704,564
Nordic Telephone Co., 8.25%, 05/01/2016 EUR (p)	3,220,000	4,984,116

		24,245,419

UTILITIES 0.4%
Multi-Utilities 0.4%
Centrica plc, 5.875%, 11/02/2012 GBP	2,100,000	4,336,981

Total Foreign Bonds - Corporate (Principal Amount Denominated in
Currency Indicated) (cost $473,238,566)		519,447,542

FOREIGN BONDS - GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) 48.9%
Australia, 7.00%, 12/01/2010 AUD	52,200,000	48,308,659
Caisse d’Amortissement de la Dette Sociale, 4.125%, 04/25/2017 EUR	28,605,000	40,391,017
Canada, 4.40%, 03/08/2016 CAD	19,415,000	20,105,802
Denmark:
4.00%, 11/15/2017 DKK	126,640,000	23,940,619
7.00%, 11/10/2024 DKK	100,000,000	25,064,286
France, 4.25%, 04/25/2019 EUR	15,500,000	22,164,447
Germany:
3.50%, 10/14/2011 EUR	23,730,000	33,600,073
3.75%, 01/04/2017 EUR	39,565,000	55,368,884
Hong Kong, 4.23%, 03/21/2011 HKD	237,300,000	31,584,400
Korea:
4.75%, 06/10/2009 KRW	17,692,000,000	19,450,553
5.25%, 09/10/2015 KRW	11,400,000,000	12,441,962
Mexico, 10.00%, 12/05/2024 MXN	297,360,000	33,273,888
New Zealand, 6.00%, 07/15/2008 NZD (p)	21,085,000	16,073,667

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

		Principal
		Amount	Value

FOREIGN BONDS - GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) continued
Norway:
4.25%, 05/19/2017 NOK		245,820,000	$43,593,288
5.00%, 05/15/2015 NOK		68,750,000	12,854,752
Sweden:
5.25%, 03/15/2011 SEK		325,750,000	52,780,866
5.50%, 10/08/2012 SEK (p)		332,100,000	54,972,625

Total Foreign Bonds - Government (Principal Amount Denominated in
Currency Indicated) (cost $509,202,018)			545,969,788

YANKEE OBLIGATIONS - CORPORATE 1.3%
FINANCIALS 0.9%
Commercial Banks 0.7%
Bank of Moscow, 7.34%, 05/13/2013		$7,600,000	7,519,440

Consumer Finance 0.2%
Virgin Media Finance plc, 9.125%, 08/15/2016 (p)		1,735,000	1,839,100

TELECOMMUNICATION SERVICES 0.4%
Wireless Telecommunication Services 0.4%
Vimpel Communications, 8.25%, 05/23/2016 (p)		4,270,000	4,437,811

Total Yankee Obligations - Corporate (cost $14,270,503)			13,796,351

		Shares	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED	4.8%
MUTUAL FUND SHARES 4.8%
Navigator Prime Portfolio, 5.03% § (cost $53,772,889)		53,772,889	53,772,889

SHORT-TERM INVESTMENTS 0.9%
MUTUAL FUND SHARES 0.9%
Evergreen Institutional Money Market Fund, Class I, 5.03% q ø
(cost $10,040,438)		10,040,438	10,040,438

Total Investments (cost $1,065,958,981) 102.9%			1,148,500,762
Other Assets and Liabilities (2.9%)			(32,056,820)

Net Assets 100.0%			$1,116,443,942

(p)	All or a portion of this security is on loan.
§	Rate shown is the 1-day annualized yield at period end.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

Summary of Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
FRN	Floating Rate Note
GBP	Great British Pound
HKD	Hong Kong Dollar
KRW	Republic of Korea Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

The following table shows the percent of total long-term investments by geographic location as of October 31, 2007:

Germany	17.1%
Denmark	10.5%
Sweden	9.9%
France	8.0%
Australia	7.1%
Luxembourg	6.9%
United States	6.2%
Norway	6.0%
United Kingdom	4.5%
Canada	4.3%
Spain	4.1%
Netherlands	3.1%
Mexico	3.1%
South Korea	2.9%
Hong Kong	2.9%
New Zealand	1.5%
Cayman Islands	1.1%
Bermuda	0.5%
South Africa	0.3%

100.0%

The following table shows the percent of total long-term investments by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2007 (unaudited):

AAA	70.5%
AA	9.6%
A	12.6%
BBB	2.8%
BB	2.3%
B	2.2%

100.0%

The following table shows the percent of total long-term investments based on effective maturity as of October 31, 2007 (unaudited):

Less than 1 year	2.7%
1 to 3 year(s)	15.2%
3 to 5 years	28.5%
5 to 10 years	40.1%
10 to 20 years	9.7%
20 to 30 years	3.8%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

Assets
Investments in securities, at value (cost $1,055,918,543) including $52,320,782 of securities
loaned	$1,138,460,324
Investments in affiliated money market fund, at value (cost $10,040,438)	10,040,438

Total investments	1,148,500,762
Foreign currency, at value (cost $7,035,822)	7,160,031
Receivable for Fund shares sold	1,486,094
Interest receivable	26,225,327
Receivable for securities lending income	10,435
Unrealized gains on forward foreign currency exchange contracts	378,225
Prepaid expenses and other assets	10,180

Total assets	1,183,771,054

Liabilities
Payable for securities purchased	2,745,958
Payable for Fund shares redeemed	1,180,210
Payable for closed forward foreign currency exchange contracts	6,124,633
Unrealized losses on forward foreign currency exchange contracts	3,350,209
Payable for securities on loan	53,772,889
Advisory fee payable	14,114
Due to other related parties	7,521
Accrued expenses and other liabilities	131,578

Total liabilities	67,327,112

Net assets	$1,116,443,942

Net assets represented by
Paid-in capital	$1,018,159,342
Undistributed net investment income	30,679,433
Accumulated net realized losses on investments	(13,157,842)
Net unrealized gains on investments	80,763,009

Total net assets	$1,116,443,942

Net assets consists of
Class A	$49,993,106
Class B	7,747,072
Class C	19,983,019
Class I	1,032,303,665
Class IS	6,417,080

Total net assets	$1,116,443,942

Shares outstanding (unlimited number of shares authorized)
Class A	4,322,088
Class B	668,831
Class C	1,729,019
Class I	89,315,051
Class IS	553,743

Net asset value per share
Class A	$11.57
Class A — Offering price (based on sales charge of 4.75%)	$12.15
Class B	$11.58
Class C	$11.56
Class I	$11.56
Class IS	$11.59

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2007

Investment income
Interest (net of foreign withholding taxes of $118,337)	$54,388,316
Income from affiliate	439,766
Securities lending	51,083

Total investment income	54,879,165

Expenses
Advisory fee	5,347,121
Distribution Plan expenses
Class A	221,988
Class B	81,799
Class C	222,947
Class IS	23,628
Administrative services fee	1,082,025
Transfer agent fees	369,099
Trustees’ fees and expenses	24,785
Printing and postage expenses	66,087
Custodian and accounting fees	1,033,873
Registration and filing fees	69,791
Professional fees	55,046
Interest expense	19,735
Other	16,035

Total expenses	8,633,959
Less: Expense reductions	(26,579)
Expense reimbursements	(35,459)

Net expenses	8,571,921

Net investment income	46,307,244

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	15,967,818
Foreign currency related transactions	(31,290,959)

Net realized losses on investments	(15,323,141)
Net change in unrealized gains or losses on investments	83,130,046

Net realized and unrealized gains or losses on investments	67,806,905

Net increase in net assets resulting from operations	$114,114,149

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2007		2006

Operations
Net investment income		$46,307,244		$39,578,716
Net realized gains or losses on
investments		(15,323,141)		44,486,795
Net change in unrealized gains or
losses on investments		83,130,046		26,118,338

Net increase in net assets resulting
from operations		114,114,149		21,210,259

Distributions to shareholders from
Net investment income
Class A		(706,692)		0
Class B		(22,818)		0
Class C		(60,144)		0
Class I		(12,987,972)		0
Class IS		(56,738)		0
Net realized gains
Class A		0		(126,191)
Class B		0		(16,004)
Class C		0		(44,658)
Class I		0		(1,204,200)
Class IS		0		(27,875)
Tax basis return of capital
Class A		0		(3,173,262)
Class B		0		(301,784)
Class C		0		(851,792)
Class I		0		(35,545,917)
Class IS		0		(667,073)

Total distributions to shareholders		(13,834,364)		(41,958,756)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,349,131	14,547,516	5,241,218	55,595,293
Class B	63,433	689,136	231,777	2,467,883
Class C	240,927	2,610,873	836,650	8,929,881
Class I	31,021,467	334,934,355	34,286,329	364,906,542
Class IS	269,874	2,935,674	918,521	9,745,850

		355,717,554		441,645,449

Net asset value of shares issued in
reinvestment of distributions
Class A	54,956	587,735	248,710	2,624,996
Class B	1,414	15,230	19,679	208,328
Class C	2,810	30,173	43,983	464,584
Class I	400,371	4,291,728	1,690,216	17,830,116
Class IS	1,969	21,222	12,341	130,434

		4,946,088		21,258,458

Automatic conversion of Class B
shares to Class A shares
Class A	10,967	119,124	13,470	142,736
Class B	(10,955)	(119,124)	(13,456)	(142,736)

		0		0

Payment for shares redeemed
Class A	(5,646,889)	(61,260,048)	(4,523,631)	(47,930,825)
Class B	(252,470)	(2,724,031)	(313,833)	(3,336,047)
Class C	(988,451)	(10,650,171)	(1,333,548)	(14,125,025)
Class I	(31,616,880)	(341,325,483)	(21,623,789)	(228,044,891)
Class IS	(1,450,665)	(15,503,208)	(1,074,973)	(11,485,864)

		(431,462,941)		(304,922,652)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended October 31,

	2007	2006

Capital share transactions
continued
Net increase (decrease) in net assets
resulting from capital share
transactions	$(70,799,299)	$157,981,255

Total increase in net assets	29,480,486	137,232,758
Net assets
Beginning of period	1,086,963,456	949,730,698

End of period	$1,116,443,942	$1,086,963,456

Undistributed net investment income	$30,679,433	$7,296,739

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen International Bond Fund (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class IS. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee. Effective April 2, 2007, the Fund no longer charges shareholders a redemption fee on assets redeemed or exchanged within 90 days of the date of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS continued

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses. During the year ended October 31, 2007 the following amounts were reclassified:

Undistributed net investment income	$ (9,090,186)
Accumulated net realized losses on investments	9,090,186

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.52% and declining to 0.45% as average daily net assets increase. For the year ended October 31, 2007, the advisory fee was equivalent to 0.49% of the Fund’s average daily net assets.

First International Advisors, Inc. d/b/a Evergreen International Advisors (“FIA”), an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2007, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $35,459.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as

NOTES TO FINANCIAL STATEMENTS continued

the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended October 31, 2007, EIS received $4,180 from the sale of Class A shares and $122, $29,011 and $1,265 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,130,196,338 and $1,177,673,857, respectively, for the year ended October 31, 2007.

At October 31, 2007, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange	Contracts to	U.S. Value at	In Exchange	Unrealized
Date	Receive	October 31, 2007	for U.S. $	Gain

01/17/2008	16,359,489 EUR	$ 23,687,225	$ 23,309,000	$ 378,225

		U.S. Value at
Exchange	Contracts to	October 31,		U.S. Value at	Unrealized
Date	Receive	2007	In Exchange for	October 31, 2007	Loss

12/14/2007	3,654,255,400 JPY	$ 31,887,100	15,970,000 GBP	$ 33,153,990	$ 1,266,890
12/14/2007	3,670,977,668 JPY	32,033,018	252,596,000 HKD	32,607,684	574,666
01/15/2008	11,136,480,000 JPY	97,526,842	67,816,460 EUR	98,191,071	664,229
01/15/2008	6,353,000,000 JPY	55,635,895	26,876,216 GBP	55,734,238	98,343
01/15/2008	38,365,590 EUR	55,549,321	26,821,000 GBP	55,619,734	70,413
01/22/2008	6,270,986,150 JPY	54,958,909	52,835,000 CAD	55,634,577	675,668

During the year ended October 31, 2007, the Fund loaned securities to certain brokers. At October 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $52,320,782 and $53,772,889, respectively.

On October 31, 2007, the aggregate cost of securities for federal income tax purposes was $1,066,833,272. The gross unrealized appreciation and depreciation on securities based on tax

NOTES TO FINANCIAL STATEMENTS continued

cost was $82,600,425 and $932,935, respectively, with a net unrealized appreciation of $81,667,490.

As of October 31, 2007, the Fund had $6,450,607 in capital loss carryovers for federal income tax purposes with $1,243,097 expiring in 2014 and $5,207,510 expiring in 2015.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended October 31, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

			Temporary
Undistributed	Unrealized	Capital Loss	Book/Tax
Ordinary Income	Appreciation	Carryovers	Differences

$22,157,901	$82,602,503	$6,450,607	$(25,197)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and forward contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2007	2006

Ordinary Income	$13,834,364	$0
Long-term Capital Gain	0	1,418,928
Return of Capital	0	40,539,828

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%.

During the year ended October 31, 2007, the Fund had average borrowings outstanding of $339,096 at an average rate of 5.82% and paid interest of $19,735.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of

NOTES TO FINANCIAL STATEMENTS continued

Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

13. SUBSEQUENT DISTRIBUTIONS

On December 13, 2007, the Fund declared distributions from net investment income to shareholders of record on December 12, 2007. The per share amounts payable on December 14, 2007 were as follows:

Net Investment
Income

Class A	$0.3074
Class B	0.2852
Class C	0.2864
Class I	0.3156
Class IS	0.3121

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Select Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen International Bond Fund, a series of the Evergreen Select Fixed Income Trust, as of October 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen International Bond Fund as of October 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 27, 2007

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreements. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund, FIA (the “Sub-Advisor”), or EIMC, approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen International Bond Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreements. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC and the Sub-Advisor in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the

ADDITIONAL INFORMATION (unaudited) continued

funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed

ADDITIONAL INFORMATION (unaudited) continued

the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-year period ended December 31, 2006, the Fund’s Class I shares (the Fund’s oldest share class) had underperformed the Fund’s benchmark index, the J.P. Morgan Global Government Bond Index (excluding U.S.), and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five- and ten-year periods ended December 31, 2006, the Fund’s Class I shares had outperformed the Fund’s benchmark index and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the three-year period ended December 31, 2006, the Fund’s Class I shares had outperformed the Fund’s benchmark index and performed in the third quintile of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that the Fund had recently underperformed but that it had a favorable performance record for longer periods and that EIMC remained confident in the Fund’s investment approach and investment management team.

The Trustees noted that the Fund’s management fee was equal to the median of the management fees paid by the funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other clients pay advisory fees to EIMC or its affiliates for advisory services that are comparable to the advisory services they provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those

ADDITIONAL INFORMATION (unaudited) continued

charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, and concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered information regarding the rates at which other non-Evergreen mutual funds pay advisory fees to EIMC or its affiliates for sub-advisory services that are comparable to the advisory services EIMC or its affiliates provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that the services and resources required of EIMC where it sub-advises mutual funds sponsored by others are substantially less than in the case of the funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. The Trustees also considered the investment performance of those other funds sub-advised by EIMC and its affiliates, and concluded that the performance of those funds did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those funds.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

564344 rv5 12/2007

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the 1 series of the Registrant’s annual financial statements for the fiscal years ended October 31, 2007 and October 31, 2006, and fees billed for other services rendered by KPMG LLP.

	2007	2006
Audit fees	$46,200	$43,200
Audit-related fees	0	0
Tax fees (1)	1,200	1,050
Non-audit fees (2)	1,208,367	665,575
All other fees	0	0

Total fees	$1,255,767	$709,825

(1) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(2) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Multi-Sector Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund
Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Select Fixed Income Trust

By: _______________________
Dennis H. Ferro
Principal Executive Officer

Date: December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro
Principal Executive Officer

Date: December 28, 2007

By: ________________________
Kasey Phillips
Principal Financial Officer

Date: December 28, 2007